January 6, 2025

Supplement to the prospectuses (each, a “Prospectus” and together, the “Prospectuses”) referenced on the reverse, as may have been supplemented.

Includes:

•	UBS Series Funds
•	Master Trust

Dear Investor,

The purpose of this supplement is to update certain information in the prospectuses for the above-named investment trusts, including each series thereof referenced on the reverse (collectively, the “funds”), as described below.

The funds will be open for business (and shares of the funds can be purchased and redeemed) on January 9, 2025. However, funds will advance the final time by which orders to buy or sell shares must be received by the transfer agent to the time indicated on the reverse chart.

Please note that while the funds plan to be open on January 9th, certain financial intermediaries/distribution channels may have limited operations or be closed. Please contact your Financial Advisor at such firms for more information.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2025. All rights reserved.

UBS Asset Management (Americas) LLC

ZS-1270

Fund Name	Date of Prospectus	Final time by which orders to buy or sell shares must be received by the transfer agent
UBS Series Funds—UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Prime Preferred Fund, and UBS Prime Reserves Fund	August 28, 2024	3:00 p.m. (Eastern time)
UBS Series Funds—UBS Select 100% US Treasury Preferred Fund and UBS Select 100% US Treasury Institutional Fund	August 28, 2024	12:00 p.m. (noon) (Eastern time)
UBS Series Funds—Limited Purpose Cash Investment Fund	August 23, 2024	3:00 p.m. (Eastern time) (regular time)
Master Trust—Government Master Fund, Treasury Master Fund, and Prime CNAV Master Fund	August 23, 2024	3:00 p.m. (Eastern time)
Master Trust—100% US Treasury Master Fund	August 23, 2024	12:00 p.m. (noon) (Eastern time)

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